BNY Mellon Enhanced Dividend and Income ETF

Summary Prospectus | July 8, 2025

Ticker Symbol: BEDY

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/investments/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated July 8, 2025, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.50%

* It is currently contemplated that, effective on or about December 5, 2025, BNY Mellon Income Stock Fund (Predecessor Fund), a series of BNY Mellon Funds Trust, will be reorganized into the fund (Reorganization). The fund will commence operations upon the completion of the Reorganization and will continue the operations of the Predecessor Fund. The “Annual Fund Operating Expenses” have been restated to reflect the fund’s expected fees and expenses for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year of the Predecessor Fund, the Predecessor Fund’s portfolio turnover rate was 92.12% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and other instruments that generate dividends or other sources of income. These investments include equity securities and equity-related investments such as dividend paying common stocks, convertible preferred stocks, equity-linked notes (ELNs),

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depositary receipts (ADRs), and real estate investment trusts (REITs). The fund's investment policy with respect to the investment of at least 80% of its net assets may be changed by the fund's board upon 60 days' prior notice to shareholders.

The fund's sub-adviser, Newton Investment Management North America LLC (NIMNA or sub-adviser), chooses stocks for the fund through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The sub-adviser focuses on stocks of companies that it believes are undervalued.

In selecting securities, the fund's sub-adviser first uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• intrinsic value: the sub-adviser analyzes a company's traditional measures, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio, and cash flows to determine if the company is priced below its intrinsic value;

• sound business fundamentals: the sub-adviser analyzes a company's balance sheet, income, and cash flow data to determine the company's financial history and current status;

• positive business momentum: the sub-adviser analyzes momentum factors, including, but not limited to, improving earnings expectations (e.g., company earnings being revised higher), company cash flow generation that is positive and growing, and growth in both sales and earnings, and momentum catalysts (which will usually be unique to the investment opportunity and can be company-specific (e.g., a change in company management, a business combination/divestiture, a new product launch) or industry-wide (e.g., regulatory changes)), to determine whether a company's business momentum is expected to be short-term in nature and already reflected in the company's stock price, or expected to lead to longer-term stock price appreciation; and

• income: the sub-adviser believes a company's dividend yield and potential for future dividend growth can contribute to the fund's total return.

Next, based on fundamental analysis, the fund's sub-adviser generally identifies the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research, as well as Wall Street research, and company management. Finally, the fund's sub-adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The sub-adviser's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, an index that measures the performance of the large capitalization value segment of the U.S. equity universe. The fund's portfolio allocations, however, may differ from those of the Russell 1000 Value Index and the fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund may invest in stocks of companies with any market capitalization, but focuses on stocks of large-capitalization companies (companies that, at the time of purchase, have market capitalizations of $5 billion or more).

The fund may invest up to 10% of its net assets, at the time of purchase, in equity linked notes (ELNs). ELNs are investment products structured as notes that are issued by counterparties, including banks, broker-dealers or their affiliates. The fund intends to invest in ELNs that have some or all of the following economic components:

(i) An options strategy that involves writing (selling) call options on a reference security (usually an individual stock, a basket of stocks, or a stock index). A written call option gives the holder or buyer of the option the right to purchase the underlying security from the writer or seller of the option at a predetermined price within a specified time frame. The writer of the option receives a premium from the buyer for selling the call option. The writer of the option is obligated to sell the reference security to the buyer at the predetermined price if the buyer exercises the option within the specified time frame. A written call option provides a premium as a form of income, but may result in a loss if the price of the reference security is above the strike price. The options strategy may also include purchasing a corresponding call option on the reference security at a higher strike price than the written call option. The purchase of such call options is designed to limit potential losses incurred from writing call options due to appreciation of the reference security. The purchase of a call option requires the payment of a premium.

(ii) A futures strategy on a reference security designed to offset or partially offset the opportunity cost of the fund not being fully invested in the equity market (i.e., the amount of fund assets invested in the note). The futures strategy may also be used to offset or partially offset potential losses incurred from writing call options due to appreciation of a written call option's reference security. The futures strategy, however, may be on a reference security that differs from the reference security involved with the writing of call options.

(iii) A fixed-income component paying a stated interest rate.

The ELNs in which the fund invests are designed to provide distributable income to the fund. The rate of distributable income is adjusted periodically, based on the interest rate income of the fixed-income component of the ELN and the premiums from the ELN's options writing strategy. Such income may reduce the fund's volatility by offsetting potential losses incurred by the equity portion of the fund's portfolio and/or any futures strategy of an ELN. Investments in ELNs, however, may also reduce the

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fund's ability to fully profit from being entirely invested in a portfolio of equity securities. Each ELN will be structured such that the fund's maximum loss on the ELN will be capped at an amount less than or equal to the principal invested in the ELN.

The fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more market sectors. As of the date of this Prospectus, the fund expects to invest a significant portion of its assets in securities of companies in the financial sector.

The fund typically sells a security when the sub-adviser's buy rationale has changed. This might be because the target price has been reached or the sub-adviser believes that there has been a negative change in the fundamental factors surrounding the company, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure. As a result of its investment approach, the fund may experience a high portfolio turnover rate.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Value stock risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Large-cap stock risk: By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-capitalization companies, large-capitalization companies may be less responsive to changes and opportunities affecting their business. In addition, large-capitalization companies may be subject to greater regulation than small- and mid-capitalization companies.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments. To the extent the fund may overweight its investments in certain countries, companies, industries or sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

• Dividend-paying stock risk: There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

• Convertible preferred stock risk. Convertible preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  In addition, convertible preferred stock may be converted into a fixed number of shares of common stock after a predetermined date. Convertible preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  Convertible preferred shares do not usually come with voting rights. Convertible preferred stock typically trades at a premium over regular preferred shares and may also carry a comparatively lower dividend rate. The market value of convertible preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the convertible preferred stock. In addition, because of the

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conversion feature, the market value of convertible preferred stock tends to vary with fluctuations in the market value of the underlying common stock.

• ADR risk: ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

• REIT risk: Investments in REITs expose the fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended (1940 Act). To the extent a REIT owns properties of, or makes loans to, companies concentrated in a particular industry or geographic region, the REIT will also be subject to risks affecting such industries and regions. When the fund invests in a REIT, shareholders of the fund will bear indirectly their proportionate share of the expenses of the REIT in addition to expenses of the fund.

• ELN risk: The fund's investment in an ELN involves risks related to the economic components underlying the ELN. ELNs in which the fund invests will write call options on reference securities. An ELN in which the fund invests will receive a premium from the buyer for selling the call option; however, the ELN may experience a loss if the price of the reference security appreciates above the strike price. To limit potential losses due to a reference security appreciating above the strike price, the ELN may purchase a corresponding call option on the reference security. The purchase of a call option requires the payment of a premium, regardless of whether the ELN exercises or does not exercise the call option. An ELN in which the fund may invest may also utilize futures contracts on a reference security. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the reference security. If the value of a reference security underlying a call option or futures contract moves in an unexpected manner, the fund may realize losses on its investment in an ELN, which could be significant and could include the entire principal investment. The reference securities of the futures strategy and written call options strategy in the same ELN may be the same or may differ. In either case, the ELN could incur losses on both the futures strategy and the written call options strategy. Due to the utilization of options and futures, an ELN may be sensitive to leverage risk. In addition, since ELNs are in note form, ELNs are also subject to certain fixed income securities risks, such as credit or counterparty risk. Investment in an ELN is subject to the risk that the issuer will fail to make payments when due or default completely. The value of an ELN may be adversely affected if the issuer is subject to an actual or perceived deterioration in its credit quality. Investments in ELNs are also subject to liquidity risk, meaning that ELNs may be difficult to sell and value. A lack of liquidity of an ELN may also cause the value of the ELN to decline. Unlike a direct investment in equity securities, ELNs typically involve a term or expiration date, potentially increasing the fund's turnover rate, transaction costs and tax liability. The ELNs in which the fund invests are expected to be unlisted. The liquidity of an unlisted ELN is normally determined by the willingness of the issuer to repurchase the ELN. While the fund will seek to purchase ELNs only from issuers it believes to be willing to, and capable of, repurchase the ELN at a reasonable price, there can be no assurance the fund will be able to sell the ELN at such price or at all. This may impair the fund's ability to enter into other transactions at a time when doing so might be advantageous.

• Financials sector risk: Companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, thereby affecting a wide range of financial institutions and markets. Certain events in the financial services sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

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• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Portfolio turnover risk: The fund may engage in short-term trading which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

Performance

It is currently contemplated that, effective on or about December 5, 2025, the Predecessor Fund will be reorganized into the fund, at which time the fund will commence operations. The performance information shown below reflects that of Class M shares of the Predecessor Fund, which has a different fee structure than the fund. The fund's investment strategies are similar to those of the Predecessor Fund; however, unlike the Predecessor Fund, the fund invests in ELNs as part of its principal investment strategies. The performance returns shown are based on the Predecessor Fund's fee structure and investment strategies. Past performance may have been different if the fund's current fee structure and investment strategies had been in place during the period.

The following bar chart and table provide some indication of the risks of investing in the fund. Performance results shown in the bar chart and the performance table below reflect the performance of Class M shares of the Predecessor Fund. The bar chart shows changes in the Predecessor Fund's performance from year to year. The table compares the average annual total returns of the Predecessor Fund to those of the Russell 1000® Index, the broad-based benchmark of the fund and the Predecessor Fund, the Russell 1000® Value Index, the fund's performance-based benchmark, and the Dow Jones U.S. Select Dividend™ Index (Dow Jones Index), the Predecessor Fund's former broad-based benchmark. The Predecessor Fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  More information related to performance information may be available at www.bny.com/investments.

Year-by-Year Total Returns as of 12/31 each year (%)
Predecessor Fund – Class M Shares

During the periods shown in the chart: Best Quarter 2020, Q4: 20.85 Worst Quarter 2020, Q1: -33.20

The year-to-date total return of the Predecessor Fund's Class M shares as of March 31, 2025 was 3.18%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from

BNY Mellon Enhanced Dividend and Income ETF Summary	5

those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
Predecessor Fund – Class M	1 Year	5 Years	10 Years
Returns before taxes	14.60%	11.01%	10.40%
Returns after taxes on distributions	9.01%	6.90%	7.10%
Returns after taxes on distributions and sale of fund shares	11.93%	8.06%	7.67%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)*	24.51%	14.28%	12.87%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	7.18%	16.15%	8.79%
Dow Jones Index (reflects no deductions for fees, expenses or taxes)	16.62%	8.86%	9.38%

* In accordance with regulatory changes requiring the Predecessor Fund's primary benchmark to represent the overall applicable market, the Predecessor Fund's primary prospectus benchmark changed to the indicated benchmark effective as of August 31, 2024.

Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser.

John C. Bailer, CFA, Brian C. Ferguson, and Keith Howell are the fund's primary portfolio managers. Mr. Bailer is Deputy Head of Equity Income and Messrs. Ferguson and Howell are portfolio managers at NIMNA. Messrs. Bailer, Ferguson and Howell have been portfolio managers of the Predecessor Fund since December 2011, December 2015, and September 2021, respectively. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on The NASDAQ Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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